Exhibit 4.1

012676

NUMBER

T

COMMON

STOCK

INCORPORATED UNDER THE LAWS
OF THE STATE OF MISSOURI

BALDOR
ELECTRIC COMPANY

THIS CERTIFICATE IS TRANSFERABLE
IN NEW YORK, NY

CUSIP 057741 10 0

SEE REVERSE FOR
CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE OWNER OF

FULL PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF 10¢ EACH OF THE COMMON STOCK OF

CERTIFICATE OF STOCK

Baldor Electric Company transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

CHAIRMAN OF THE BOARD

SECRETARY

COUNTERSIGNED AND REGISTERED
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED OFFICER

THE COMPANY OR ITS TRANSFER AGENT WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A STATEMENT, IN FULL, OF (1) ALL OF THE DESIGNATIONS, PREFERENCES, QUALIFICATIONS, LIMITATIONS, RESTRICTIONS, AND SPECIAL OR RELATIVE RIGHTS OF THE SHARES OF EACH CLASS (COMMON SHARES AND PREFERRED SHARES) AUTHORIZED TO BE ISSUED BY THE COMPANY, (2) THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SERIES OF THE PREFERRED SHARES, AND (3) THE VARIATIONS IN SUCH RIGHTS AND PREFERENCES AS BETWEEN DIFFERENT SERIES IN SO FAR AS FIXED AND DETERMINED BY THE BOARD OF DIRECTORS.

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN THE RIGHTS AGREEMENT DATED AS OF MAY 6, 1988, AS AMENDED BY THE FIRST AMENDMENT THERETO DATED AS OF FEBRUARY 5, 1996, AS FURTHER AMENDED AS OF JUNE 1, 1999, BETWEEN BALDOR ELECTRIC COMPANY (THE “COMPANY”) AND CONTINENTAL STOCK TRANSFER & TRUST COMPANY (THE “RIGHTS AGREEMENT AS AMENDED”), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT AS AMENDED, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT AS AMENDED WITHOUT CHARGE PROMPTLY AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY ACQUIRING PERSONS (AS DEFINED IN THE RIGHTS AGREEMENT AS AMENDED) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written but in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT –	Custodian		UNIF TRAN MIN ACT	Custodian
TEN ENT	– as tenants by the entireties		(Cust)	(Minor)		(Cust)	(Minor)
JT TEN	– as joint tenants with right of survivorship		under Uniform Gift to Minors			under Uniform Transfers to Minors
	and not as tenants in common		Act			Act
			(State)			(State)

Additional abbreviations may also be used though not in the above list.

For Value Received.                                                                                                        hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

        IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of Common Stock evidenced by this Certificate, and do hereby irrevocably constitute and appoint

, Attorney to transfer the said shares on the books of the within named Corporation, with full power of substitution.

Dated

Signature

Signature
In presence of:

NOTE.        THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANK, STOCKBROKER, SAVINGS AND LOAN ASSOCIATION OR CREDIT UNION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE l7Ad-15.